[STAMP:
United States Courts
UNITED STATES BANKRUPTCY COURT	Southern District of Texas
SOUTHERN DISTRICT OF TEXAS	FILED
HOUSTON DIVISION	MAR 15 2005

Michael N. Milby, Clerk of Court]

CASE NAME: Trinity Energy Resources, Inc.	Petition Date: 01/31/03

CASE NUMBER: 03-31453-H3-11

TRUSTEE'S MONTHLY OPERATING REPORT SUMMARY FOR JANUARY 2005

MONTH	JANUARY
REVENUES (MOR-6)	12,933
INCOME BEFORE INT, DEPREC./TAX (MOR-6)	6,158
NET INCOME (LOSS) (MOR-6)	786
PAYMENTS TO INSIDERS (MOR-9)	0
PAYMENTS TO PROFESSIONALS (MOR-9)	0
TOTAL DISBURSEMENT (MOR-8)	20,199
*** The original of this document must be filed with the United States Bankruptcy Court and a copy must be sent to the United States Trustee***

REQUIRED INSURANCE MAINTAINED	Are all accounts receivable being collected with in terms?	(Yes) No
AS OF THE SIGNATURE EXP	Are all post-petition liabilities, including taxes being paid within terms?	(Yes) No
DATE	Have any pre-petition liabilities been paid?	Yes (No) If so, describe
CASUALTY YES( ) NO( )
LIABILITY YES(X) NO( ) 10-01-03
VEHICLE YES( ) NO( )	Are all funds received being deposited into Trustee's bank accounts?	(Yes) No
WORKERS * YES( ) NO(X ) _-_-_	Were any assets disposed of outside the normal course of business?	Yes (No)
*SEE ATTACHED CERTIFICATES FOR COVERAGE INFORMATION.	If so, describe_
	Are all U.S. Trustee Quarterly Fee Payments current?	(Yes) No
	What is the status of your Plan of Reorganization?	The Trustee is in the process of formulating a plan of reorganization.

ATTORNEY NAME: Elizabeth M Guffy FIRM: Dewey Ballantine LLP ADDRESS: 700 Louisiana ADDRESS: Suite 1900 CITY, STATE, ZIP: Houston, TX 77002 TELEPHONE: 713-446-1500

I certify under penalty of perjury that the following complete
Monthly Operating Report (MOR), consisting of MOR-1 through
MOR-9 plus attachments, is true and correct based on the records available to the Trustee.

SIGNED	/s/ Miles D. Harper III C.P.A.

TITLE

MOR - 1

CASE NAME: Trinity Energy Resources, Inc.	CASE NUMBER: 03-31453-H3-11

COMPARATIVE BALANCE SHEETS
ASSETS	MONTH JANUARY
CURRENT ASSETS
Cash	294,368
Accounts Receivable, Net	63,289
Inventory: Lower of Cost or Market	30,833
Prepaid Expenses
Investments Certificate of Deposit
Other	14,408
TOTAL CURRENT ASSETS	402,898
PROPERTY, PLANT @ EQUIPMENT @ COST	1,012,813
Less Accumulated Depreciation	(264,883)
NET BOOK VALUE OF PP&E	747,930
OTHER ASSETS:
1. Tax Deposits
2. Investments In Subs
3. Bonds, CD's	69,342
Long Term portion
4. Note Receivable	12,050
TOTAL ASSETS	1,232,220

Per Schedules and Statements of Affairs

MOR - 2

CASE NAME: Trinity Energy Resources, Inc.	CASE NUMBER: 03-31453-H3-11

COMPARATIVE BALANCE SHEETS
LIABILITIES AND OWNER' EQUITY	MONTH JANUARY
LIABILITIES:
POST -PETITION LIABILITIES (MOR-4)	52,903
PRE-PETITION LIABILITIES
Notes Payable-Secured	250,000
Priority Debt	107,457
Federal Income Tax
FICA/Withholding
Unsecured Debt	790,499
Other	584,344
TOTAL PRE-PETITION LIABILITIES
TOTAL LIABILITIES	1,785,203
OWNER'S EQUITY (DEFICIT)
PREFERRED STOCK	1,375,000
COMMON STOCK	91,807
ADDITIONAL PAID IN CAPITAL	13,015,349
RETAINED EARNINGS: FILING DATE
RETAINED EARNINGS: POST FILING DATE	(15,033,217)
DIFFERENCE IN DEBTOR RETAINED EARNING	(1,922)
TOTAL OWNER'S EQUITY (NET WORTH)	(552,983)
TOTAL LIABILITIES & OWNER'S EQUITY	1,232,220

Per Schedules and Statements of Affairs

MOR - 3

CASE NAME: Trinity Energy Resources, Inc.	CASE NUMBER: 03-31453-H3-11

SCHEDULE OF POST-PETITION LIABILITIES
MONTH JANUARY
TRADE ACCOUNTS PAYABLE	26,671
TAX PAYABLE:
Federal Payroll Tax	2,969
State Payroll & Sales
Ad Valorem Taxes
Other Taxes	2,000
Other
TOTAL TAXES PAYABLE	4,969
SECURED DEBT POST PETITION-BANK LINE OF CREDIT
ACCRUED DIVIDENDS & INTEREST PAYABLE	10,232
*ACCRUED PROFESSIONAL FEES:
OTHER ACCRUED LIABILITIES:
1. Salary payable to officer	7,500
2. Royalty Payable	3,531
3. Maintenance assessments to Greenway Council of Owners.
TOTAL POST PETITION LIABILITIES (MOR-3)	52,903

*Payment Requires Court Approval

MOR - 4

CASE NAME: Trinity Energy Resources, Inc.	CASE NUMBER: 03-31453-H3-11

AGING OF POST-PETITION LIABILITIES
MONTH JANUARY 2005
DAYS	TOTAL	TRADE ACCTS	FED TAXES	STATE TAXES	AD VALOREM, OTHER TAXES	OTHER
0-30	10,753	10,753
31-60	0
61-90	0
91+	42,207	15,919	3,025		2,000	21,263
TOTAL	52,960	26,672	3,025		2.000	21,263

AGING OF ACCOUNTS RECEIVABLE

MONTH	JANUARY
0-30 DAYS	10,793
31 -60 DAYS
61-90 DAYS
91+ DAYS	52,496
TOTAL	63,289

MOR - 5

CASE NAME: Trinity Energy Resources, Inc.	CASE NUMBER: 03-31453-H3-11

STATEMENT OF INCOME (LOSS)
MONTH	JANUARY

REVENUES (MOR-1)	12,933
TOTAL COST OF REVENUES	6,775
GROSS PROFIT	6,158
OPERATING EXPENSES
Selling & Marketing
General & Administrative (2)
Insider Compensation
Professional Fees (1)
Other (attach list)

TOTAL OPERATING EXPENSES	0
INCOME BEFORE INT, DEPR/TAX (MOR-1)	6,158
INTEREST EXPENSE
DEPRECIATION	1,000
OTHER (INCOME) EXPENSE*	4,372
OTHER ITEMS**
TOTAL INT, DEPR & OTHER ITEMS	5,372
NET INCOME BEFORE TAXES	786
FEDERAL INCOME TAXES
NET INCOME (LOSS) (MOR-1)	786
Accrual Accounting Required, Otherwise Footnote With Explanation
*	Footnote Mandatory
**	Unusual and/or Infrequent item(s) outside the ordinary course of business; requires footnote

1.	January Other Expense - U S Trustee fees (500), Elbert Co, Colorado Property Taxes (3,872).

MOR - 6

CASE NAME: Trinity Energy Resources, Inc.	CASE NUMBER: 03-31453-H3-11

CASH RECEIPTS AND DISBURSEMENTS	MONTH JANUARY
1. CASH - BEGINNING OF MONTH	301,235
RECEIPTS
2. CASH SALES
3. COLLECTION OF ACCOUNTS RECEIVABLE	13,226
4. LOANS AND ADVANCES (attach list)
5. SALE OF ASSETS (1)
6. OTHER (attach list)	106
TOTAL RECEIPTS	13,332
(Withdrawal) Contribution by Individual Debtor MFR-2*
DISBURSEMENTS
7. NET PAYROLL
8. PAYROLL TAXES PAID
9. SALES, USE, & OTHER TAXES PAID	10,182
10. SECURED / RENTAL / LEASES (1)
11. UTILITIES	514
12. INSURANCE
13. INVENTORY PURCHASES
14. VEHICLE EXPENSES
15. TRAVELS ENTERTAINMENT
16. REPAIRS, MAINTENANCE & SUPPLIES	9,003
17. ADMINISTRATIVE & SELLING
18. OTHER (attach list) *
TOTAL DISBURSEMENTS FROM OPERATIONS	19,699
19. PROFESSIONAL FEES
20. U.S. TRUSTEE FEES	500
21. OTHER REORGANIZATION EXPENSES (attach list)
TOTAL DISBURSEMENTS	20,199
22. NET CASH FLOW	265
23. CASH - END OF MONTH (MOR-2)	301,500

*Applies to Individual debtor's only

MOR - 7

CASE NAME: Trinity Energy Resources, Inc.	CASE NUMBER: 03-31453-H3-11

	CASH ACCOUNTS RECONCILIATION MONTH OF JANUARY 2005

	COMPASS BANK		COMPASS BANK	PREFERRED BANK
ACCOUNT NUMBER	#77657223		#77657258
ACCOUNT TYPE	CHECKING	PAYROLL	TAX	OTHER FUNDS	TOTAL
BANK BALANCE	304,503		47		304,550
DEPOSIT IN TRANSIT	0				0
OUTSTANDING CHECKS	10,182		0		10,182
ADJUSTED BANK BALANCE	294,321		47		294,368

BEGINNING CASH -PER BOOKS	301,188		47		301,235
RECEIPTS	13,332		0		13,332
TRANSFERS BETWEEN ACCT	0		0		0
WITHDRAWAL CONTRIBUTIONS-BY INDIVIDUAL DEBTOR MFR-2	0		0		0
CHECKS/ OTHERS DISBURSEMENTS	20,199		0		20,199
ENDING CASH -PER BOOKS	294,321	0	47		294,368

MOR - 8

CASE NAME: Trinity Energy Resources, Inc.	CASE NUMBER: 03-31453-H3-11

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31)(A)-(F) of the U.S. Bankruptcy Code) and the
Also, for insiders Identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary.)

INSIDERS: NAME/POSITION/COMP TYPE	MONTH JANUARY
1
2.
3.
4.
5.
6.
TOTAL INSIDERS (MOR-1)	0

PROFESSIONALS NAME/ORDER DATE	MONTH JANUARY

TOTAL PROFESSIONALS (MOR-1)	0

(1)	Paid in ordinary course of business, pursuit to court order.

MOR - 9